EXHIBIT 32.0

DIRECT INSITE CORP. AND SUBSIDIARIES

CERTIFICATION OF PERIODIC REPORT

I, Matthew E. Oakes, President and Chief Executive Officer of Direct Insite Corp. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)
The Quarterly Report on Form 10-Q of the Company for the three months ended June 30, 2012 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2012

/s/ Matthew E. Oakes
Matthew E. Oakes, President
and Chief Executive Officer
(Principal Executive Officer)

EXHIBIT 32.0

DIRECT INSITE CORP. AND SUBSIDIARIES

CERTIFICATION OF PERIODIC REPORT

I, Sandra Wallace, Chief Financial Officer of Direct Insite Corp. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)
The Quarterly Report on Form 10-Q of the Company for the three months ended June 30, 2012 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2012

/s/ Sandra Wallace
Sandra Wallace
Acting Chief Financial Officer
(Principal Accounting Officer and
Principal Financial Officer)